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       CERTIFICATION PURSUANT TO 8 U.S.C. (S)1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, (the "Report") of First West Virginia Bancorp, Inc., the ("Company") as filed with the Securities and Exchange Commission on the date hereof, I, Charles K. Graham, President and Chief Executive Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ Charles K. Graham
               ---------------------------------------------------------------
                  Charles K. Graham
                  President and Chief Executive Officer/Director
                  (Principal Executive Officer)


                  /s/ Francie P. Reppy
               ---------------------------------------------------------------
                  Francie P. Reppy
                  Senior Vice President and Chief Financial Officer
                  (Chief Financial Officer)

August 9, 2002